GENERAL	6 Months Ended
Jun. 30, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Business and organization:

Top Image Systems Ltd. ("TIS" or "the Company") is engaged in the development and marketing of a variety of information recognition systems and technologies and automated document capture solutions for the efficient flow of information within and between organizations. The Company's software minimizes the need for manual data entry by automatically capturing, reading, understanding, identifying, processing, classifying and routing the information contained in documents, increasing data capture accuracy and the rate of information processing. The Company's shares are traded on The NASDAQ capital market in the United States and on the Tel-Aviv Stock Exchange ("TASE").

b.	The Company's main marketing and sales activities are conducted through its subsidiaries in the United States, the United Kingdom, Germany, Japan and Singapore.